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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 19, 2005

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)



                TEXAS                                  1-31447                              74-0694415
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)



                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
             (Exact name of registrant as specified in its charter)

                TEXAS                                  1-3187                               22-3865106
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)

                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01     OTHER EVENTS.

         CenterPoint Energy, Inc. ("CenterPoint Energy") announced that the time allowed for further appeals of the Texas Public Utility Commission's ("PUC") financing order had expired on August 19, 2005 and no party to the proceeding had filed an appeal. This clears the way for its electric transmission and distribution subsidiary, CenterPoint Energy Houston Electric, LLC ("CEHE"), to issue what is expected to be more than $1.8 billion in transition bonds. CEHE expects to complete the bond issuance in the fourth quarter of this year, subject to, among other matters, market conditions, the completion of documentation and rating agency reviews, receipt of a favorable tax ruling or other assurance as to tax treatment and an order from the SEC under the Public Utility Holding Company Act of 1935 (if bonds are issued prior to February 2006, the effective date for repeal of that act).

         Transition bonds allow CEHE to recover the stranded cost portion of its true-up balance that the PUC has found it is entitled to recover in the transition to a competitive retail electric market. Under the PUC's financing order authorizing the issuance of these bonds, the principal and interest on the bonds is recovered under a transition charge. This charge is added to the electric delivery rate paid by retail electric providers to CEHE for power delivered to Houston-area customers. The transition charge will begin when the bonds are sold. Interest authorized under the financing order continues to accrue until the bonds are sold, and has the effect of increasing the principal amount of bonds that can be issued.

         In anticipation of potential delays in issuing transition bonds caused by appeals, CEHE established a $1.31 billion backstop credit facility (LIBOR + 75 basis points) in March 2005. It will be drawn if sufficient transition bonds have not been issued by the November 11, 2005 maturity date of a $1.31 billion term loan. If drawn, this backstop facility would term-out for two years. Drawings under the backstop facility would be repaid with proceeds from the transition bond offering when it is completed.

           CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

         This report includes forward-looking statements. Actual events and results may differ materially from those projected. The statements in this report regarding timing and other aspects of the bond issuance that are not historical facts are forward-looking statements. Factors that could affect CenterPoint Energy's ability to complete the bond issuance include those discussed above, general market conditions and other factors discussed in CenterPoint Energy's and its subsidiaries' Form 10-Ks for the period ended December 31, 2004, Form 10-Qs for the periods ended March 31 and June 30, 2005, and other filings with the SEC.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CENTERPOINT ENERGY, INC.



Date:  August 22, 2005                     By:      /s/  James S. Brian
                                              ----------------------------------
                                                    James S. Brian
                                                    Senior Vice President and
                                                    Chief Accounting Officer

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CENTERPOINT ENERGY HOUSTON
                                           ELECTRIC, LLC



Date:  August 22, 2005                     By:      /s/  James S. Brian
                                              ----------------------------------
                                                    James S. Brian
                                                    Senior Vice President and
                                                    Chief Accounting Officer